Supplement Dated March 17, 2009

To the Prospectus Dated December 29, 2008

for the

WisdomTree U.S. Current Income Fund

The following information supplements the information contained in the Prospectus.

The WisdomTree U.S. Current Income Fund (Ticker Symbol: USY) will change its investment objective and be renamed beginning on or about May 25, 2009.

The Fund’s current objective is to earn current income while preserving capital and maintaining liquidity by investing primarily in very short-term, high-quality money market securities. Current market conditions have lowered investment yields on short-term instruments. This has presented a challenging environment for portfolios, including the Fund, that invest in money market securities. In order to attempt to generate more income while maintaining the Fund’s focus on high-quality, investment grade instruments, beginning in May, the Fund will increase its investment in government securities and other instruments with relatively longer remaining maturities.

To better reflect this change in focus, the Fund will be renamed the WisdomTree U.S. Short-Term Government Income Fund. The Fund’s new investment objective will be to seek to generate current income and total return in a manner that is consistent with low fluctuations in principal value by investing primarily in very short-term government securities.

■	The Fund’s average portfolio maturity will be extended from 3 months or less to 6 months or less.

■	The Fund will focus its portfolio investments on investment grade government securities, including Treasury and Agency securities, and government-supported corporate bonds.

WisdomTree does not believe the planned changes will generate any significant tax consequences for current investors in the Fund.

Additional information about the Fund and the other WisdomTree ETFs is available at www.wisdomtree.com.

WIS-SP-001-0309